Exhibit 24

                      POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of April, 2002.


                                   /s/Bernard J. Beaudoin



STATE OF MISSOURI   )
                    ) ss
COUNTY OF JACKSON   )


     On this 22nd day of April, 2002, before me the undersigned, a Notary Public, personally appeared Bernard J. Beaudoin, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2004

                      POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of April, 2002.


                                   /s/David L. Bodde



STATE OF MISSOURI   )
                    ) ss
COUNTY OF JACKSON   )


     On this 18th day of April, 2002, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2004

                      POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of April, 2002.


                                   /s/Mark A. Ernst



STATE OF MISSOURI   )
                    ) ss
COUNTY OF JACKSON   )


     On this 22nd day of April, 2002, before me the undersigned, a Notary Public, personally appeared Mark A. Ernst, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2004

                      POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of April, 2002.


                                   /s/William K. Hall



STATE OF MISSOURI   )
                    ) ss
COUNTY OF JACKSON   )


     On this 22nd day of April, 2002, before me the undersigned, a Notary Public, personally appeared William K. Hall, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2004

                      POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of April, 2002.


                                   /s/Luis A. Jimenez



STATE OF MISSOURI   )
                    ) ss
COUNTY OF JACKSON   )


     On this 11th day of April, 2002, before me the undersigned, a Notary Public, personally appeared Luis A. Jimenez, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2004

                      POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of April, 2002.


                                   /s/William C. Nelson



STATE OF MISSOURI   )
                    ) ss
COUNTY OF JACKSON   )


     On this 22nd day of April, 2002, before me the undersigned, a Notary Public, personally appeared William C. Nelson, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2004

                      POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8th day of April, 2002.


                                   /s/Linda H. Talbott



STATE OF MISSOURI   )
                    ) ss
COUNTY OF JACKSON   )


     On this 8th day of April, 2002, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2004

                      POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin or Jeanie S. Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of April, 2002.


                                   /s/Robert H. West



STATE OF MISSOURI   )
                    ) ss
COUNTY OF JACKSON   )


     On this 22nd day of April, 2002, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public
                                      Ray County, Missouri

My Commission Expires:

April 8, 2004